                                                                  Exhibit 99.2


                AMENDED AND RESTATED SIXTH SUPPLEMENTAL INDENTURE
                            Dated as of June 12, 2001

                                       to

                                    INDENTURE
                            Dated as of July 26, 1995

                                     between

                              MEDITRUST CORPORATION

                                       and

                       STATE STREET BANK AND TRUST COMPANY

                              as Successor Trustee


                Exercisable Put Option Notes due August 15, 2011

                AMENDED AND RESTATED SIXTH SUPPLEMENTAL INDENTURE


         AMENDED AND RESTATED SIXTH SUPPLEMENTAL INDENTURE, dated as of June 12, 2001 between Meditrust Corporation, a Delaware corporation (formerly Meditrust, a Massachusetts business trust, the "Company"), and State Street Bank and Trust Company, a Massachusetts trust company (the "Trustee"), to the Indenture dated as of July 26, 1995, between the Company and Fleet National Bank, predecessor Trustee (the "Indenture").

         WHEREAS, the parties hereto have entered into the Indenture which provides for the issuance by the Company of one or more series of securities thereunder;

         WHEREAS, Section 9.01 of the Indenture provides, among other things, that the Company, when authorized by Board Resolution, and the Trustee, at any time and from time to time, without notice to or consent of any Holders, may amend the Indenture or enter into an indenture supplemental to the Indenture to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

         WHEREAS, the Company issued a series of securities under the Indenture, designated its Exercisable Put Option Notes due August 15, 2011 (the "Notes");

         WHEREAS, Section 11 of the Note provides, among other things, that the Company make a change that does not adversely affect the interests or rights of any Holder without the consent or notice of any Holder;

         WHEREAS, the Company wishes to add covenants of the Company solely for the benefit of the holders of securities issued pursuant to this Sixth Supplemental Indenture and no other series of securities issued pursuant to the Indenture;

         WHEREAS, the Company desires and has requested the Trustee to join with it in the execution and delivery of this Sixth Supplemental Indenture for the purpose of amending the Sixth Supplemental Indenture in certain respects in connection with the Notes; and

         WHEREAS, the amendment in this Amended and Restated Sixth Supplemental Indenture shall apply only to the Notes, and the covenants of the Company contained in the amendment in this Amended and Restated Sixth Supplemental Indenture are solely for the benefit of the Holders of the Notes.

         NOW, THEREFORE, witnesseth that, in consideration of the premises and of the covenants herein, it is hereby agreed as follows:

                                   ARTICLE ONE

                         THE TERMS AND FORM OF THE NOTES

(a)      TERMS OF THE NOTES.

         (i) The Notes shall constitute one series of securities having the title Exercisable Put Option Notes due August 15, 2011.

         (ii) The Notes shall be limited in the aggregate principal amount of $150,000,000.

         (iii) The Notes shall be issued at 100% of the principal amount thereof.

         (iv) The Notes will mature on August 15, 2011, subject to the Call Option (as defined below) and the Put Option (as defined below).

         (v) The rate at which the Notes shall bear interest shall be (A) at 7.114% per annum from August 12, 1997, to but not including August 15, 2004, and
(B) at the Interest Rate to Maturity (as defined below) from August 15, 2004 until August 15, 2011. The Interest Payment Dates on which interest will be payable shall be February 15 and August 15 in each year, beginning February 15, 1998; the Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the Business Day immediately preceding each Interest Payment Date (if the Notes are evidenced by a global note in book-entry form and otherwise shall be the last Business Day of the calendar month immediately preceding the month in which the related Interest Payment Date occurs) and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

         (vi) The Notes will be issuable in denominations of $100,000 and multiples of $1,000 in excess thereof.

         (vii) The place where the principal of, premium, if any, and interest on the Notes shall be payable and the Notes may be surrendered for registration of transfer or exchange and where notices or demands to or upon the Company in respect of the Notes and the Indenture may be served shall be State Street Bank and Trust Company, 111 Westminster Street, RIM0199, Providence, Rhode Island 02903-2305.

         (viii) The entire outstanding principal amount of the Notes (and premium, if any) shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.02 of the Indenture.

         (ix) Payment of the principal of (and premium, if any) and interest on the Notes shall be payable in Dollars, and the Notes shall be denominated in Dollars.

         (x) In exchange for certain consideration to be paid by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Callholder") to the initial holder of the Notes (the "Noteholder"), the Noteholder will enter into a Call Option with the Callholder, pursuant to which the Callholder will have the right to purchase the Notes from the Noteholder (the "Call Option") on August 15, 2004 (the "Call Settlement Date") at 100% of the principal amount thereof (the "Call Price"). On the Call Settlement Date, the Company may repurchase the Notes, in whole but not in part, from the Callholder at a price equal to the greater of (A) 100% of the principle amount of the Notes and (B) the sum of the present values of the Remaining Scheduled Payments (as defined below) thereon, as determined by the Callholder, discounted to the Call Settlement Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued and unpaid interest from August 15, 2004 on the principal amount being purchased to the date of purchase. If the Company elects to repurchase the Notes, it shall pay the purchase price therefor in same-day funds by wire transfer to an account designated by the Callholder on the Call Settlement Date.

         The Callholder will notify the Company and the trustee of the Trust (the "Trust Trustee"), not later than five Business Days prior to the Call Settlement Date, of its intention to purchase the Notes subject to the exceptions described herein. The Company thereafter will notify the Trust Trustee and the Callholder, not later than the Business Day immediately preceding the Determination Date (as defined below), that the Company has irrevocably determined to exercise its right to repurchase the Notes from the Callholder.

         From and after August 15, 2004, the Notes will bear interest at the Interest Rate to Maturity. The obligation of the Callholder to purchase the Notes on the Call Settlement Date is subject to the condition that no Event of Default, or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes shall have occurred and be continuing.

         The Interest Rate to Maturity shall be determined by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Calculation Agent") by 4:00 p.m., New York City time, on the third Business Day immediately preceding August 15, 2004 (the "Determination Date") to the nearest one hundred-thousandth (0.00001) of one percent per annum and will be the Base Rate (7.114%) plus the Spread, which will be based on the Dollar Price (as defined below) of the Notes calculated as described in the next sentence. The "Dollar Price" of the Notes shall be equal to the present value of the remaining principal and interest payments of the Base Rate from August 15, 2004, discounted at the Treasury Rate. The Spread, as determined in the manner specified in the next succeeding sentence, shall be the lowest bid, expressed as a spread in the terms of the Base Rate given the Dollar Price as calculated in the prior sentence. The Spread will be obtained by the Calculation Agent on the Determination Date from each of five leading dealers of publicly traded debt securities of the Company in The City of New York (which may include the Calculation Agent or one of its affiliates) selected by the Calculation Agent, for the full aggregate principal amount of the Notes, but assuming an issue date on August 15, 2004, a stated annual interest rate equal to the Base Rate plus the spread bid by such dealer, for settlement, without accrued interest, on August 15, 2004. If fewer than five such dealers bid as described above, then the Spread shall be the arithmetic mean of the bids obtained, determined as described above. Notwithstanding the calculation of the Spread described above, if the Calculation Agent and the Company agree, the Callholder and the Company may mutually determine the Interest

Rate to Maturity for the Notes. The Interest Rate to Maturity announced by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and holders of the Notes, the Company and the Trustee.

         "Treasury Rate" means, with respect to the Call Settlement Date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues (as defined below), assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount), equal to Comparable Treasury Price (as defined below) for such Call Settlement Date.

         "Comparable Treasury Issues" means the United States Treasury security or securities selected by the Calculation Agent as having an actual or interpolated maturity or maturities comparable to the remaining term of the Notes being purchased.

         "Comparable Treasury Price" means, with respect to the Call Settlement Date, (a) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Call Settlement Date, as set forth on "Telerate Page 500" (or such other page as may replace Page 500) or (b) if such page (or any successor page) is not displayed or does not contain such an offer prices on such Business Day, (i) the average of the Reference Treasury Dealer Quotations for such Call Settlement Date, after excluding the highest and lowest such Reference Treasury Quotations, or (ii) if the Calculation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury-Dealer Quotations. "Telerate Page 500" means the display designated as "Page 500" on the Dow Jones Telerate Service (or such other page as may replace Page 500 on such service) or such other service displaying such Treasury Rate as may replace the Dow Jones Telerate Service. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Call Settlement Date, the average, as determined by the Calculation Agent, of the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent by such Reference Treasury Dealer by 3:30 p.m., on the third Business Day preceding such call Settlement Date.

         "Reference Treasury Dealer" means each of CS First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. and their respective successors; provided, however, that it any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Calculation Agent shall substitute therefor another Primary Treasury Dealer.

         "Remaining Scheduled Payments" means, with respect to the Notes, the remaining scheduled payments of the principal thereof to be purchased and interest thereon, to the extent of the Base Rate (7.114%) only, that would be due after the related Call Settlement Date but for such purchase; provided, however, that, if such Call Settlement Date is not an Interest Payment Date with respect to such Notes, the amount on the next scheduled interest payment thereon, to the extent of the Base Rate only, will be reduced by the amount of interest accrued thereon, to the extent of the Base Rate only, to such Call Settlement Date.

         If the Callholder has exercised its right to call the Notes and the Company has not previously notified the Callholder and the Trustee of its intention to exercise its right to purchase the Notes from the Callholder, the Callholder will notify the Company and the Trustee by telephone, confirmed in writing, by 4:00 p.m., New York City time, on the Determination Date, of the Interest Rate to Maturity.

         All of the Notes will be automatically delivered to the account of the Callholder (by book-entry through The Depository Trust Company ("DTC")) or the Company, as and the case may be, pending payment of the purchase price therefor, on the Call Settlement Date.

         (xi) The Noteholder shall have the right, upon at least one Business Day but not more than four Business Days prior written notice, to require the Company to repurchase on August 15, 2004 (the "Put Settlement Date") all of the Notes (the "Put Option") at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Put Settlement Date. The Trustee shall also give notice of its intent to exercise the Put Option on the Put Settlement Date if the Callholder has exercised the Call Option but fails to make payment in full thereon on the date required in the Call Option.

         (xii) Except for such rights as are set forth in the Call Option and the Put Option, the holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

         (xiii) Other than as set forth herein, there shall be no deletions from, modifications of or additions to the Events of Default or additional covenants of the Company with respect to the Notes from those set forth in the Indenture.

         (xiv) The Notes will initially be issued in definitive form as a single note. Upon the exercise of the Call Option, the definitive Note may be exchanged for a single global note (the "Global Note") registered in the name of DTC or its nominee. If represented by a Global Note, (i) DTC or its nominee will credit, on its book-entry registration and transfer system, the respective amounts of Notes represented by the Global Note; (ii) ownership of beneficial interest in the Global Note will be limited to institutions that have accounts with DTC or its nominee ("Participants") and to persons that may hold interests through Participants; (iii) beneficial owners of interest in the Global Note may exchange such interests for Notes of like tenor of any authorized form and denomination only in the manner provided in Section 2.06 of the Indenture; and
(iv) DTC shall be depositary of the Global Note.

         (xv) The Notes shall not be issuable as Bearer Securities.

         (xvi) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more Predecessors Securities thereof) is registered at the close of business on the Regular Record Date for such interest.

         (xvii) the Notes are not Guaranteed Securities.

(b)      FORM OF THE NOTES.

         (i) The text of the Notes due shall be substantially in the following form:

                                    MEDITRUST

                        7.114% Notes due August 15, 2011


PRINCIPAL AMOUNT $150,000,000                              CUSIP NO: 584979AA6

DUE August 15, 2011

         MEDITRUST, a Massachusetts business trust, promises to pay to

              Meditrust Exercisable Put Option Securities(sm)Trust

or registered assigns, the principal sum of One Hundred Fifty Million Dollars, on August 15, 2011.

         Additional provisions of this Security are set forth on the reverse side of this Security.

_____________, ______                   MEDITRUST

         (SEAL)

                                        By:
                                             --------------------------------
                                              Secretary



                                        By:
                                             --------------------------------
                                              President



                          CERTIFICATE OF AUTHENTICATION

STATE STREET BANK AND TRUST COMPANY, as Trustee, certifies that this is one of the Securities referred to in the within-mentioned Indenture.


                                        By:
                                             --------------------------------
                                              Authorized Officer

                                    MEDITRUST


                Exercisable Put Option Notes due August 15, 2011

CUSIP NO: 584979AA6


         THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

1. INTEREST. Meditrust, a Massachusetts business trust, and any successor under the Indenture (the "Company"), for value received, hereby promises to pay to Meditrust Exercisable Put Option Securities(sm)Trust (the "Trust"), formed pursuant to an Amended and Restated Declaration of Trust and Trust Agreement (the "Trust Agreement"), dated as of August 7, 1997, or to any subsequent registered assignee or transferee Holder hereof upon presentation, the principal sum of ONE HUNDRED AND FIFTY MILLION DOLLARS ($150,000,000) on August 15, 2011 (the "Maturity Date"), and to pay interest on the outstanding principal amount of this Note (i) at 7.114% per annum (the "Initial Interest Rate") from August 12, 1997 (the "Original Issuance Date") to but not including August 15, 2004, and (ii) at the Interest Rate to Maturity (determined as hereinafter provided) from August 15, 2004 until the Maturity Date. The Company shall pay interest on the Notes semi-annually in arrears on February 15, and August 15 of each year, commencing February 15, 1998, or if any such day is not a Business Day, on the next succeeding Business Day (and without any interest or other payment in respect of such delay) (each an "Interest Payment Date"). Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2. METHOD OF PAYMENT. The Paying Agent will pay interest (except defaulted interest) on the Notes from monies provided by the Company to the persons who are the registered Holders of the Notes at the close of business on the Business Day immediately preceding each Interest Payment Date (if the Notes are evidenced by a global note in book-entry form and otherwise shall be the last Business Day of the calendar month immediately preceding the month in which the related interest payment date occurs). Holders must surrender Notes to a Paying Agent to collect principal payments. The Paying Agent will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

         The Paying Agent will make all payments of principal and interest in immediately available funds, so long as The Depository Trust Company or a successor depository continues to make its Same-Day Funds Settlement System available to the Company.

         3. REGISTRAR AND AGENTS. Initially, State Street Bank and Trust Company will act as Registrar, Paying Agent and agent for service of notices and demands. The Company may change any Registrar, co-registrar, Paying Agent and agent for service of notices and demands without notice. The Company or any of its Subsidiaries may act as Paying Agent. The address of State Street Bank and Trust Company is 111 Westminster Street, RIM0199, Providence, Rhode Island 02903-2305.

         4. INDENTURE, LIMITATIONS. The Company issued the Notes as a series of its securities under an Indenture dated as of July 26, 1995 as supplemented by a Sixth Supplemental Indenture dated as of August 12, 1997 (the "Indenture") between the Company and State Street Bank and Trust Company, as successor trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "TIA"). The Notes are subject to all such terms, and the Holders of the Notes are referred to the Indenture and the TIA for a statement of such terms.

         The Notes are general unsecured obligations of the Company limited to $150,000,000 principal amount. The Indenture imposes certain limitations on the ability of the Company to, among other things, incur certain liens and certain additional indebtedness, make payments in respect of its shares of beneficial interest, merge or consolidate with any other Person and sell, lease, transfer or dispose of its properties or assets.

         5. CALL AND REPURCHASE OPTION. In exchange for certain consideration paid by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Callholder") to the Trust, the Trust has entered into a Call Option with the Callholder, pursuant to which the Callholder has the right to purchase the Notes from the Trust (the "Call Option") on August 15, 2004 (the "Call Settlement Date") at 100% of the principal amount thereof (the "Call Price"). On the Call Settlement Date, the Company may repurchase the Notes, in whole but not in part, from the Callholder at a price equal to the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined herein) thereon, as determined by the Callholder, discounted to the Call Settlement Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued and unpaid interest from August 15, 2004 on the principal amount being purchased to the date of purchase. If the Company elects to repurchase the Notes, it shall pay the purchase price therefor in same-day funds by wire transfer to an account designated by the Callholder on the Call Settlement Date.

         The Callholder will notify the Company and trustee of the Trust (the "Trust Trustee"), not later than five Business Days prior to the Call Settlement Date, of its intention to purchase the Notes subject to the exceptions described herein. The Company thereafter will notify the Trust Trustee and the Callholder, not later than the Business Day immediately preceding the Determination Date (as defined herein), that the Company has irrevocably determined to exercise its right to repurchase the Notes from the Callholder.

         From and after August 15, 2004, the Notes will bear interest at the Interest Rate to Maturity. The obligation of the Callholder to purchase the Notes on the Call Settlement Date is subject to the condition that no Event of Default, or any event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, with respect to the Notes shall have occurred and be continuing.

         The Interest Rate to Maturity shall be determined by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Calculation Agent") by 4:00 p.m., New York City time, on the third Business Day immediately preceding August 15, 2004 (the "Determination Date") to the nearest one hundred-thousandth (0.00001) of one percent per annum and will be the Base Rate (6.194%) plus the Spread, which will be based on the Dollar Price (as defined herein) of the Notes calculated as described in the next sentence. The "Dollar Price" of the Notes shall be equal to the present value of the remaining principal and interest payments of the Base Rate from August 15, 2004, discounted at the Treasury Rate. The Spread, as determined in the manner specified in the next succeeding sentence, shall be the lowest bid, expressed as a spread in the terms of the Base Rate given the Dollar Price as calculated in the prior sentence. The Spread will be obtained by the Calculation Agent on the Determination Date from each of five leading dealers of publicly traded debt securities of the Company in The City of New York (which may include the Calculation Agent or one of its affiliates) selected by the Calculation Agent, for the full aggregate principal amount of the Notes, but assuming an issue date on August 15, 2004, a stated annual interest rate equal to the Base Rate plus the spread bids by such dealer, for settlement without accrued interest on August 15, 2004. If fewer than five such dealers bid as described above, then the Spread shall be the arithmetic mean of the bid obtained determined as described above. Notwithstanding the calculation of the Spread described above, if the Calculation Agent and the Company agree, the Callholder and the Company may mutually determine the Interest Rate to Maturity for the Notes. The Interest Rate to Maturity announced by the Calculation Agent, absent manifest error, shall be binding and conclusive upon the beneficial owners and Holders of the Notes, the Company and the Trustee.

         "Treasury Rate" means, with respect to the Call Settlement Date, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) yield to maturity of the Comparable Treasury Issues (as defined herein), assuming a price for the Comparable Treasury Issues (expressed as a percentage of its principal amount), equal to the Comparable Treasury Price (as defined herein) for such Call Settlement Date.

         "Comparable Treasury Issues" means the United States Treasury security or securities selected by the Calculation Agent as having an actual or interpolated maturity or maturities comparable to the remaining term of the Notes being purchased.

         "Comparable Treasury Price" means, with respect to the Call Settlement Date, (a) the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Call Settlement Date, as set forth on "Telerate Page 500" (or such other page as may replace Page 500) or (b) if such page (or any successor page) is not displayed or does not contain such offer prices on such Business Day, (i) the average of the Reference Treasury Dealer Quotations for such Call Settlement Date, after excluding the highest and lowest such Reference Treasury Quotations, or (ii) if the Calculation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations. "Telerate Page 500" means the display designated as "Page 500" on the Dow Jones Telerate Service (or such other page as may replace Page 500 on such service) or such other service displaying such Treasury Rate as may replace the Dow Jones Telerate Service. "Reference Treasury Dealer Quotations" means, with respect to each reference Treasury Dealer and any Call Settlement Date, the average, as determined by the Calculation Agent, of the offer prices for the Comparable Treasury Issues (expressed in each case as a percentage of its principal amount) quoted in writing to the Calculation Agent by such Reference Treasury Dealer by 3:30 p.m., on the third Business Day preceding such Call Settlement Date.

         "Reference Treasury Dealer" means each of CS First Boston Corporation, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc. and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Calculation Agent shall substitute therefor another Primary Treasury Dealer.

         "Remaining Scheduled Payments" means, with respect to the Notes, the remaining scheduled payments of the principal thereof to be purchased and interest thereon, to the extent of the Base Rate (6.194%) only, that would be due after the related Call Settlement Date but for such purchase; provided, however, that if such Call Settlement Date is not an Interest Payment Date with respect to such Notes, the amount of the next succeeding scheduled interest payment thereon, to the extent of the Base Rate only, will be reduced by the amount of interest accrued thereon, to the extent of the Base Rate only, to such Call Settlement Date.

         If the Callholder has exercised its right to call the Notes and the Issuer has not previously notified the Callholder and the Trust Trustee of its intention to exercise its right to purchase the Notes from the Callholder, the Callholder will notify the Issuer and the Trust Trustee by telephone, confirmed in writing, by 4:00 p.m., New York City time, on the Determination Date, of the Interest Rate to Maturity.

         All of the Notes will be automatically delivered to the account of the Callholder (by book-entry through the Depository Trust Company) or the Issuer, as the case may be, pending payment of the purchase price therefor, on the Call Settlement Date.

         6. PUT OPTION. The Trust has the right, upon at least one Business Day but not more than four Business Days prior written notice, to require the Company to repurchase on August 15, 2004 (the "Put Settlement Date") all of the Notes (the "Put Option") at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest to the Put Settlement Date. The Trust Trustee shall also give notice of its intent to exercise the Put Option on the Put Settlement Date if the Callholder has exercised the Call Option but fails to make payment in full thereon on the date required in the Call Option.

         7. DENOMINATIONS, TRANSFER, EXCHANGE. This Note is one of a duly authorized issue of Securities of the Company designated as its Exercisable Put Option Notes due August 15, 2011 limited in aggregate principal amount to $150,000,000. The Notes are in registered form without coupons in denominations of $100,000, and multiples of $1,000 principal amount and integral multiples thereof. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

         8. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as the owner of it for all purposes.

         9. UNCLAIMED MONEY. If money for the payment of principal or interest on any Note remains unclaimed for three years, the Trustee and the Paying Agent will pay the money back to the Company at its written request, unless otherwise required by law. Thereafter, Holders, may look only to the Company for payment.

         10. DISCHARGE PRIOR TO MATURITY. The Indenture will be discharged and cancelled except for certain sections thereof upon payment of all the Notes, or upon the irrevocable deposit with the Trustee of funds or U.S. Government Obligations maturing on or before such payment date sufficient, together with scheduled payments of interest thereon without reinvestment, to pay principal, premium, if any, and interest on such payment date.

         11. SUPPLEMENTAL INDENTURE. Subject to certain exceptions, the Indenture may be amended or supplemented with respect to the Notes with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived with the consent of the Holders of the majority in principal amount of the Notes then outstanding. Without the consent of or notice to any Holder, the Company may supplement the Indenture, to, among other things, provide for uncertificated Notes, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the interests or rights of any Holder.

         12. SUCCESSORS. Upon satisfaction of the conditions provided in the Indenture, if a successor to the Company assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

         13. DEFAULTS AND REMEDIES. If an Event of Default with respect to the Notes, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of a majority in principal amount of Notes may declare all the Notes to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it, subject to the provisions of the TIA, before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power with respect to the Notes. The Trustee may withhold from Holders of Securities notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of any Default or Event of Default.

         14. TRUSTEE DEALINGS WITH THE COMPANY. Fleet National Bank, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

         15. NO RECOURSE AGAINST OTHERS. No shareholder, trustee or officer, as such, past, present or future, of the Company or any successor corporation or trust shall have any liability for any obligation of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

         THE DECLARATION OF TRUST ESTABLISHING THE COMPANY DATED AUGUST 6, 1985, AS AMENDED, A COPY OF WHICH IS DULY FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "MEDITRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS "TRUSTEES;" BUT NOT INDIVIDUALLY OR PERSONALLY; AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         16. AUTHENTICATION. This Note shall not be valid until the Trustee signs the certificate of authentication on the reverse side of this Note.

         17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (=Custodian), and U/G/W/A (=Uniform Gifts to Minors
Act).

         The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and any supplemental indentures thereto. It also will furnish the text of this Note in larger type. Requests may be made to:
MEDITRUST, 197 Third Avenue, Needham Heights, Massachusetts 02194, Attention:
John G. Demeritt, Controller.

                                 ASSIGNMENT FORM


If you, the Holder, want to assign this Note, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Note to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)



===============================================================================

===============================================================================


 .....................................................

 .....................................................

 .....................................................

 .....................................................
     (Print or type assignee's name, address and zip code)

and irrevocably appoint................................................

 ..................................................... agent to transfer this
Note on the books of the Company. The agent may substitute another to act for it.

----------------------------------

Date:.........................................................

Your signature:...............................................
                      (Sign exactly as your name appears on
                          the reverse side of this Note)

Signature Guaranteed By:...............................................
                            Note: Signature must be guaranteed by a participant
                                  in a Signature Guaranty Medallion Program.

                                   ARTICLE TWO


                              ADDITIONAL PROVISIONS


         The following provisions in addition to those contained in the Indenture will apply to the Notes:

         (a)  LIMITATION ON LIENS.

         The Company will not pledge or otherwise subject to any Lien, any of its or its Subsidiaries' property or assets unless the Notes are secured by such pledge or Lien equally and ratably with all other obligations secured thereby so long as such other obligations shall be so secured; provided that such covenant will not apply to Liens securing obligations which do not in the aggregate at any one time outstanding exceed 10% of Consolidated Net Tangible Assets of the Company and its consolidated Subsidiaries and also will not apply to:

         (1) any Lien or charge on any property, tangible or intangible, real or personal, existing at the time of acquisition or construction of such property (including acquisition through merger or consolidation) or given to secure the payment of all or any part of the purchase or construction price thereof or to secure any indebtedness incurred prior to, at the time of, or within one year after, the acquisition or completion of construction thereof for the purpose of financing all or any part of the purchase or construction price thereof;

         (2) any Liens securing the performance of any contract or undertaking of the Company not directly or indirectly in connection with the borrowing of money, obtaining of advances or credit or the securing of Debts, if made and continuing in the ordinary course of business;

         (3) any Lien in favor of the United States or any state thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute;

         (4) mechanics', materialmen's, carriers', or other like Liens arising in the ordinary course of business (including construction of facilities) in respect of obligations which are not due or which are being contested in good faith;

         (5) any Lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulations, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege, franchise or license;

         (6) any Liens for taxes, assessments or governmental charges or levies not yet delinquent, or Liens for taxes, assessments or governmental charges or levies already delinquent but the validity of which is being contested in good faith;

         (7) Liens (including judgment Liens) arising in connection with legal proceedings so long as such proceedings are being contested in good faith and in the case of judgment Liens, execution thereof is stayed;

         (8) Liens relating to secured indebtedness of the Company outstanding as of June 30, 1996; and

         (9) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (1) to (8) inclusive, of this subsection (a), provided, however, that the amount of any and all obligations and indebtedness secured thereby shall not exceed the amount thereof so secured immediately prior to the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the charge or Lien so extended, renewed or replaced (plus improvements on such property).

         (b) LIMITATION ON INCURRENCE OF OBLIGATIONS FOR BORROWED MONEY.

         The Company will not create, assume, incur or otherwise become liable in respect of, any

         (1) Senior Debt unless the aggregate outstanding principal amount of Senior Debt of the Company will not, at the time of such creation, assumption or incurrence and after giving affect thereto and to any concurrent transactions, exceed the greater of (i) 150% of Capital Base, or (ii) 225% of Tangible Net Worth; and

         (2) Non-Recourse Debt unless the aggregate principal amount of Senior Debt and Non-Recourse Debt outstanding of the Company will not, at the time of such creation, assumption or incurrence and after giving affect thereto and to any concurrent transactions, exceed 225% of Capital Base.

         For any period during which the Company shall have a Subsidiary or Subsidiaries, the limitations contained in this subsection (b) shall be applied to the consolidated financial statements of the Company and its Subsidiaries.

         (c) As used herein in this Article Two:

         "Capital Base" means, at any date, the sum of Tangible Net Worth and Subordinated Debt;

         "Capital Lease" means at any time any lease of Property which, in accordance with generally accepted accounting principles, would at such time be required to be capitalized on a balance sheet of the lessee;

         "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) less (i) all current liabilities and (ii) all goodwill, trade names, trademarks, patents, unamortized debt discount and expenses and other like intangibles of the Company and its consolidated Subsidiaries, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and prepared in accordance with generally accepted accounting principles; and

         "Debt" when used with respect to any Person means (i) its indebtedness, secured or unsecured, for borrowed money; (ii) Liabilities secured by any existing Lien on Property owned by such Person; (iii) the amount of Liability in respect of a Capital Lease, and the present value of all payments due under any arrangement for retention of title (discounted at a rate per annum equal to the average interest borne by all outstanding Debt Securities determined on a weighted average basis and compounded semi-annually) if such arrangement is in substance an installment purchase or an arrangement for the retention of title for security purposes; and (iv) guarantees of obligations of the character specified in the foregoing clauses (i), (ii) and (iii) to the full extent of the Liability of the guarantor (discounted to present value, as provided in the foregoing clause (iii), in the case of guarantees of title retention arrangements);

         "Liabilities" means, at any date, the items shown as liabilities on the balance sheet of the Company, except any items of deferred income, including capital gains;

         "Lien" means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and all other title exceptions and encumbrances affecting Property. For all purposes of this Amended and Restated Sixth Supplemental Indenture, the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, Capital Lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes;

         "Non-Recourse Debt" when used with respect to any Person, means any Debt secured by, and only by, property on or with respect to which such Debt is incurred where the rights and remedies of the holder of such Debt in the event of default do not extend to assets other than the property constituting security therefore;

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof;

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible;

         "Senior Debt" means all Debt other than Non-Recourse Debt and Subordinated Debt;

         "Subordinated Debt" means unsecured Debt of the Company which is issued or assumed pursuant to, or evidenced by, an indenture or other instrument which contains provisions for the subordination of such Debt (to which appropriate reference shall be made in the instruments evidencing such Debt if not contained therein) to the Debt Securities (and, at the option of the Company, if so provided, to other Debt of the Company, either generally or as specifically designated);

         "Subsidiary" means an affiliate controlled by the Company directly, or indirectly through one or more intermediaries;

         "Tangible Assets" means all assets of the Company (including assets held subject to Capital Leases and other arrangements described in the last sentence of the definition of "Lien") except: (i) deferred assets, other than prepaid insurance, prepaid taxes and deposits; (ii) patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expense and other similar intangibles; and (iii) unamortized debt discount and expense; and

         "Tangible Net Worth" means, with respect to the Company at any date, the net book value (after deducting related depreciation, obsolescence, amortization, valuation and other proper reserves) of the Tangible Assets of the Company at such date minus the amount of its Liabilities at such date.

                                  ARTICLE THREE

                                  MISCELLANEOUS


         The Indenture, except as amended herein, is in all respects ratified and confirmed and this Amended and Restated Sixth Supplemental Indenture and all its provisions herein contained shall be deemed a part thereof in the manner and to the extent herein and therein provided.

         The terms used in this Amended and Restated Sixth Supplemental Indenture, but not defined herein, shall have the meanings assigned thereto in the Indenture.

         THIS AMENDED AND RESTATED SIXTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

         This Amended and Restated Sixth Supplemental Indenture may be simultaneously executed in any number of counterparts, and all such counterparts executed and delivered, each as an original, shall constitute one and the same instrument.

         THE DECLARATION OF TRUST ESTABLISHING THE COMPANY DATED AUGUST 6, 1985, AS AMENDED, A COPY OF WHICH IS DULY FILED WITH THE OFFICE OF THE SECRETARY OF STATE OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDES THAT THE NAME "MEDITRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS "TRUSTEES," BUT NOT INDIVIDUALLY OR PERSONALLY; AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Sixth Supplemental Indenture to be duly executed, as of the day and year first above written.

                                      MEDITRUST CORPORATION



                                      By:  /S/ DAVID L. REA
                                          -------------------
                                            David L. Rea

                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer





                                      STATE STREET BANK AND TRUST
                                      COMPANY, as trustee



                                      By: /s/ James E. Mogavero
                                          -------------------------------
                                            Name:  James E. Mogavero
                                            Title: Vice President

STATE OF TEXAS                                            )
                                                          ) ss.:
County of Dallas                                          )


         On the 4th day of June, 2001, before me personally came David L. Rea, to me known, who, being by me duly sworn, did depose and say that he is Executive Vice President and Chief Financial Officer of Meditrust Corporation, one of the business entities described in and which executed the foregoing instrument; that s/he knows the seal of Meditrust Corporation; that the seal affixed to said instrument is Meditrust Corporation's seal; that it was so affixed by authority of the Board of Directors of Meditrust Corporation; and that he signed his name thereto by like authority.

[SEAL]
                                    /s/ DIANE HAWKINS
                                    Notary Public:  State of Texas
                                    My commission expires:  October 6, 2003



COMMONWEALTH OF MASSACHUSETTS                             )
                                                          ) ss.:
County of Suffolk                                         )


         On the 12th day of June, 2001, before me personally came James E. Mogavero, to me known, who, being by me duly sworn, did depose and say that s/he is Vice President of State Street Bank and Trust Company, one of the business entities described in and which executed the foregoing instrument; that s/he knows the seal of said bank; that the seal affixed to said instrument is such bank's seal; that it was so affixed by authority of the Board of Directors of said bank; and that s/he signed his/her name thereto by like authority.

[SEAL]
                                    /s/ Brian J. Curtis
                                    -------------------------------
                                    Notary Public:
                                    My commission expires: March 21, 2008